EXHIBIT 99.1
MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	September 1, 2004	to	September 30, 2004

Mark One Box For Each Required Report/Document		This Report is Due 15 Days After the End of the Month.

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing.  File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	November 16, 2004		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Keith Johnson
Keith Johnson
			Position:	Director of Accounting and Investor Relations

			Phone:	662.746.4131

FORM 2-A

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	1/31/004	02/29/04	03/31/04	04/30/04	05/31/04
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 6,230	$ 5,133	$ 13,710	$ 29,136
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,404	34,785	42,548	35,868	43,866	44,324	48,532	44,625	75,559	51,856	42,573	34,593
Inventories:
Finished products	39,612	44,783	29,121	32,294	20,802	20,388	24,000	16,634	11,226	26,329	27,893	19,699	16,629	10,385
Raw materials	5,958	6,660	6,415	5,582	6,761	6,502	5,508	5,678	5,920	6,719	7,249	8,219	5,252	5,814
Replacement Parts	31,991	31,195	30,750	30,957	30,773	30,568	31,190	26,776	26,647	26,638	28,539	25,371	25,200	25,176
Prepaid expenses and other current assets	7,80	9,199	5,039	11,573	10,894	11,791	11,997	8,866	17,379	16,608	13,797	13,233	13,681	12,544
Deferred income taxes	5,388	6,474	3,112	3,177	3,182	3,151	3,529	2,142	10,402	12,095	4,276	3,363	3,022	2,882
Current assets from discontinued operations								18,747	29,762	30,808	752	8,147	4,029	1,402
Total current assets	132,784	142,339	136,942	140,483	130,573	119,037	122,913	131,143	153,853	174,075	164,295	135,020	124,096	121,931

Investments in affiliates	110,706	111,126	111,441	112,872	114,408	111,995	111,352	111,502	118,082	122,383	123,897	126,007	127,789	129,818
Assets held for sale						35,299	35,378	(0)	1,958	1,958	1,958	4,198	4,198	4,198
Other assets	26,688	27,738	10,345	9,599	8,852	8,258	7,562	6,903	6,208	5,512	4,817	4,32	3,615	2,912
Property, plant and equipment, net of accumulated depreciation	297,83	295,644	289,362	288,215	285,623	215,265	214,027	212,703	209,561	208,368	207,233	173,803	172,431	171,102
Long-term assets from discontinued operations								44,886	-	-	-	1,882	1,882	1,882
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662	$ 512,297	$ 502,200	$ 445,232	$ 434,011	$ 431,843
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Debt due within one year		$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 108,037	$ 106,913	$ 99,371	$ 100,055
Accounts payable	$ (0)	12,276	15,736	25,579	20,670	17,994	17,660	20,178	19,976	29,152	26,437	20,571	18,982	18,456
Accrued liabilities	614	1,780	4,633	4,826	6,868	6,900	6,604	12,995	9,790	11,090	11,098	11,647	11,051	12,335
Deferred income taxes	0	0	0	(0)	(0)	0	(0)	0	(0)	0	(29)	0	(0)	(0)
Current liabilities from discontinued operations								6,123	3,800	4,346	2,591	1,522	1,048	621
Total current liabilities	614	14,056	20,369	30,405	27,539	24,894	26,765	39,297	130,266	151,497	148,133	140,653	130,451	131,468

Liabilities subject to compromise:
Secured	159,033	159,729	158,423	158,423	158,423	158,424	158,424	158,424	68,424	68,424	68,424	52,317	52,317	50,810
Priority	11,063	9,566	10,092	10,092	10,092	10,092	10,092	1,194	1,194	1,194	1,194	1,194	1,194	1,194
Unsecured	300,030	301,021	239,040	238,120	237,491	237,050	237,042	234,295	233,309	233,202	232,000	231,987	231,984	231,984
	470,126	470,316	407,555	406,636	406,007	405,567	405,559	393,913	302,927	302,821	301,619	285,498	285,494	283,988

Long-term debt								(0)	(0)	(0)	(0)	(0)	(0)	(0)
Other long-term liabilities and deferred credits	15,197	14,289	36,872	37,434	36,811	36,158	36,091	34,823	35,084	35,043	34,980	34,527	34,348	34,296
Deferred income taxes			26,518	24,151	21,342	6,074	6,059	18,820	29,365	29,340	21,326	21,143	21,142	21,142
Long-term liabilities from discontinued operations								2,440	-	-	-	-	-	-

Shareholders' equity:
Common stock	280	280	280	280	280	280	280	280	280	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063	306,063
Accumulated deficit	(196,012)	(200,050)	(209,046)	(213,175)	(217,953)	(248,461)	(248,439)	(247,519)	(273,576)	(268,875)	(266,806)	(301,359)	(302,827)	(304,714)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)	(12,245)	(12,671)	(12,505)	(12,273)	(15,398)	(15,115)	(13,099)	(12,467)	(12,206)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	56,776	52,543	47,757	17,163	16,759	17,845	(7,981)	(6,404)	(4,053)	(36,589)	(37,425)	(39,051)
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ 507,137	$ 489,662	$ 512,297	$ 502,006	$ 445,232	$ 434,011	$ 431,843

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	06/30/04	07/31/04	08/31/04	09/30/04
ASSETS
Current assets:
Cash and cash equivalents	$ 22,404	$ 11,489	$ 8,061	$ 11,619
Accounts receivable, net of allowance for doubtful accounts	27,925	43,452	36,347	33,031
Inventories:
Finished products	10,664	7,165	4,461	6,673
Raw materials	115	78	112	116
Replacement Parts	20,718	20,605	20,468	20,295
Prepaid expenses and other current assets	10,390	12,915	13,436	23,551
Deferred income taxes	2,492	2,256	3,864	209
Current assets from discontinued operations	34,344	38,612	39,921	38,413
Total current assets	129,050	136,571	126,669	133,907

Investments in affiliates	133,036	136,007	137,569	141,101
Assets held for sale	4,198	4,198	4,198	10,953
Other assets	2,284	6,500	2,284	2,284
Property, plant and equipment, net of accumulated depreciation	119,026	118,135	117,452	54,927
Long-term assets from discontinued operations	0	1,882	1,882	0
	$ 387,594	$ 403,293	$ 390,052	$ 343,172
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Debt due within one year	$ 100,723	$ 160,710	$ 161,399	$ 162,080
Accounts payable	16,361	17,910	9,875	14,863
Accrued liabilities	10,281	5,365	6,751	6,076
Deferred income taxes	0	15	(0)	(0)
Current liabilities from discontinued operations	14,347	16,662	17,217	13,828
Total current liabilities	141,711	200,661	195,243	196,847

Liabilities subject to compromise:
Secured	50,810	-	-	-
Priority	1,194	1,194	1,194	1,194
Unsecured	230,705	230,705	230,705	230,705
	282,709	231,899	231,899	231,899

Long-term debt	(0)	(0)	(0)	(0)
Other long-term liabilities and deferred credits	26,369	26,248	26,127	26,006
Deferred income taxes	15,789	20,040	15,872	17,323
Long-term liabilities from discontinued operations	-	-	-	-

Shareholders' equity:
Common stock	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063
Accumulated deficit	(346,041)	(343,082)	(343,602)	(399,594)
Accumulated other comprehensive income (loss)	(10,811)	(10,341)	(13,354)	(7,178)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	(78,983)	(75,555)	(79,087)	(128,903)
	$ 387,594	$ 403,293	$ 390,052	$ 343,172

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04	05/31/04
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,987	$ 28,258	$ 37,016	$ 33,759	$ 41,209	$ 22,719	$ 47,178	$ 38,061	$ 50,143	$ 18,760	$ 36,646	$ 31,941
Other revenue	1,331	184	508	434	355	366	381	350	387	393	359	350	390	414
	381,039	18,834	46,494	28,692	37,371	34,126	41,590	23,069	47,565	38,454	50,501	19,109	37,036	32,356

Operating expenses:
Cost of products sold	368,401	20,813	43,102	27,856	36,771	36,333	35,286	18,062	34,954	29,636	43,931	14,104	32,113	29,634
Selling, general and administrative	28,082	1,828	1,815	2,619	2,058	2,189	2,090	(190)	1,97	1,967	1,525	2,378	2,063	1,718
Impairment of long-lived assets	70,889	-	4,229	-	-	-	-	-	-	-	-	-	-	(0)
Idle plant cost	14,107	358	2,629	3,228	3,400	4,216	1,085	(3,554)	96	0	0	(2,717)	589	305
	481,480	23,000	51,774	33,702	42,228	42,739	38,462	14,318	37,021	31,602	45,456	13,765	34,765	31,657

Operating income	(100,441)	(4,166)	(5,279)	(5,010)	(4,858)	(8,613)	3,128	8,751	10,544	6,852	5,045	5,344	2,271	699

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737	1,711	1,840	1,597	1,559	2,178	2,745	3,289	2,596	2,650
Other	(5,023)	191	(232)	(245)	(271)	(138)	(133)	(204)	(113)	(317)	(219)	(65)	84	(1,263)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(5,965)	(6,662)	(6,324)	(10,186)	1,422	7,357	9,098	4,990	2,520	2,121	(408)	(687)

Reorganization items:
Legal & professional fees	2,794	-	821	(307)	1,056	1,199	764	1,525	1,489	1,028	1,094	863	254	633
Financing fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Severance and employee retention							768	72	228	49	90	1,912	103	212
Bankruptcy trustee fees	-	-	-	57	12	7	(3)	(20)	62	(15)	(10)	54	-	-
Settlements with customers and vendors								-	-	-	-	-	-	-
Impairment of long-lived assets						34,197		(34,197)	(175)	-	-	21,251	-	-
Rejected executory contracts								-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	19	3,793	(23)	(113)	(555)	61	81
	2,794	-	821	(250)	1,068	35,475	1,530	(32,601)	5,417	1,060	1,082	23,544	417	927

(Loss) income from continuing operations and before income taxes	(124,687)	(6,097)	(6,786)	(6,412)	(7,392)	(45,660)	(108)	39,959	3,681	3,931	1,437	(21,423)	(826)	(1,614)

Income tax (benefit) expense	(31,908)	(2,059)	2,210	(2,283)	(2,614)	(15,152)	(131)	16,830	18,835	(35)	(530)	8,518	259	72

Net (loss) income from continuing operations	(92,779)	(4,038)	(8,996)	(4,129)	(4,778)	(30,508)	23	23,130	(15,155)	3,966	1,968	(29,942)	(1,084)	(1,686)

Discontinued operations:
(Loss) income from discontinued operations								(22,880)	825	736	725	(4,611)	(385)	(218)
(Loss) on disposal of discontinued operations									(11,728)	-	(624)	-	-	17
	-	-	-	-	-	-	-	(22,880)	(10,903)	736	101	(4,611)	(385)	(201)
Net (loss) income	$ (92,779)	$ (4,038)	$ (8,996)	$ (4,129)	$ (4,778)	$ (30,508)	$ 23	$ 250	$ (26,057)	$ 4,701	$ 2,069	$ (34,552)	$ (1,469)	$ (1,887)

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	06/30/04	07/31/04	08/31/04	09/30/04
Revenues:
Net sales	$ 22,616	$ 32,197	$ 27,932	$ 23,994
Other revenue	392	350	351	356
	23,008	32,547	28,283	24,350

Operating expenses:
Cost of products sold	19,983	28,753	24,383	19,373
Selling, general and administrative	1,678	899	1,019	988
Impairment of long-lived assets	0	-	-	-
Idle plant cost	59	232	313	172
	21,720	29,884	25,715	20,534

Operating income	1,288	2,663	2,568	3,816

Other expense (income):
Interest, net	(3,244)	2,544	2,480	2,077
Other	(391)	(233)	(99)	(210)

(Loss) income before reorganization expenses and income taxes	4,922	352	187	1,950

Reorganization items:
Legal & professional fees	2,399	(837)	730	1,216
Financing fees	4,643	-	-	-
Severance and employee retention	636	88	86	80
Bankruptcy trustee fees	75	1	-	64
Settlements with customers and vendors	-	-	-	-
Impairment of long-lived assets	0	-	-	55,077
Rejected executory contracts	-	-	-	-
Other	(7)	93	77	201
	7,746	(655)	893	56,706

(Loss) income from continuing operations and before income taxes	(2,824)	1,007	(706)	(54,756)

Income tax (benefit) expense	11,195	(311)	(455)	1,344

Net (loss) income from continuing operations	(14,018)	1,318	(250)	(56,100)

Discontinued operations:
(Loss) income from discontinued operations	(26,989)	558	812	105
(Loss) on disposal of discontinued operations	(320)	-	-	-
	(27,308)	558	812	105
Net (loss) income	$ (41,327)	$ 1,876	$ 562	$ (55,995)

FORM 2-C
PAGE 2 0F 2

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04	05/31/04
Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 6,230	$ 5,133	$ 13,710

Operating Receipts
Deposits	17,576	37,356	51,814	31,734	48,938	39,347	51,478	56,933	52,567	59,699	56,220	54,031	55,162
Intercompany Transfers	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964	65,866	78,305	55,438	50,024
Total Cash Receipts	45,928	78,834	97,175	73,028	144,233	123,434	112,908	142,310	116,532	125,565	134,524	109,469	105,186

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942	22,329	14,616	13,202	13,468	5,765	14,072	19,799	15,417	19,938
Natural Gas	9,322	9,867	8,904	5,764	11,100	14,374	14,120	22,886	30,087	26,735	19,672	7,311	7,597
Payroll & Benefits	2,409	4,888	3,829	3,915	3,745	5,790	4,660	4,880	4,719	4,783	4,123	3,591	2,822
Utilities			1,211	1,583	2,520	2,000	1,016	1,918	1,643	1,609	1,146	727	692
Interest		2,412	1,044	-	2,227	1,042	-	2,271	1,344	1,158	2,085	886	1,512
Delivery & Storage		2,988	2,960	3,098	2,139	3,351	3,382	3,733	4,155	3,971	3,276	2,304	2,870
Operating &Maintenance Materials			1,811	1,121	1,992	1,622	1,750	2,801	2,444	3,160	1,134	1,213	508
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065	1,965	2,237	1,660	3,073	4,287	2,148	2,128	1,580	1,203
Reorganization	698	-	373	583	1,252	1,682	472	8,703	720	662	587	864	327
Capital Expenditures		527	970	727	1,094	686	351	1,084	555	363	1,176	1,042	282
Chemicals			835	801	859	563	1,793	883	660	1,449	731	421	311
Insurance			197	3,580	629	1,055	662	662	920	643	13	330	-
Trustee Fees			57	12	1	76	-	-	88	-	-	84	-
Intercompany Payments	28,352	41,478	45,360	41,294	95,295	84,088	61,429	85,378	63,964	65,866	78,305	55,438	50,024
Other	837	2,553	998	802	1,446	1,293	1,076	1,270	1,707	1,617	7,235	1,673	1,171
Total Operating Disbursements	46,146	75,782	82,182	79,287	148,593	134,475	105,572	153,010	123,056	128,234	141,409	92,882	89,256

Net Cash Flows from Operations	(218)	3,052	14,993	(6,260)	(4,360)	(11,041)	7,335	(10,699)	(6,525)	(2,669)	(6,884)	16,586	15,931

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)	(485)	595	317	10	3,293	(1,856)	(2,413)	191	(505)

Net DIP Advances (Payments)	-	-	-	-	-	2,500	(2,500)	96,700	9,500	500	8,200	(8,200)	-

Ending Cash Balances	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 7,976	$ 3,986	$ 10,255	$ 6,230	$ 5,133	$ 13,710	$ 29,136

Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 108,037	$ 106,913	$ 99,371
Net DIP Advances (Payments)	-	-	-	-	-	2,500	(2,500)	96,700	9,500	500	(1,800)	(8,200)	-
DIP Balance, Ending	-	-	-	-	-	2,500	-	96,700	106,200	107,409	106,237	98,713	99,371
Accrued Interest	-	-	-	-	-	-	-	-	709	628	676	658	685
Total DIP Balances	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ -	$ 96,700	$ 106,909	$ 108,037	$ 106,913	$ 99,371	$ 100,055

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 76,500	$ 84,250	$ 84,250	$ 66,250
Estimated	56,500	12,250	60,250	16,000	1,750	79,500	1,250	5,250	76,500	7,750	-	66,250	4,500
Payment			(56,500)	(12,250)	(500)	(76,000)	-	-	(87,500)	-	-	(84,250)	-
Ending Balance	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 81,000	$ 82,250	$ 87,500	$ 76,500	$ 84,250	$ 84,250	$ 66,250	$ 70,750

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	06/30/04	07/31/04	08/31/04	09/30/04
Beginning Cash Balance	$ 29,136	$ 22,404	$ 11,489	$ 8,061

Operating Receipts
Deposits	38,559	34,316	48,296	50,304
Intercompany Transfers	51,393	54,696	58,792	30,485
Total Cash Receipts	89,952	89,012	107,088	80,789

Operating Disbursements:
Raw Material Purchases	9,829	11,500	16,490	13,101
Natural Gas	20,992	19,730	20,909	20,040
Payroll & Benefits	3,243	2,535	2,550	2,487
Utilities	958	497	1,167	855
Interest	1,841	-	1,094	1,123
Delivery & Storage	2,500	2,843	2,111	2,838
Operating &Maintenance Materials	573	803	737	683
Taxes, Licenses, Duties, etc.	1,172	1,068	1,147	1,339
Reorganization	376	3,700	522	1,236
Capital Expenditures	644	824	1,075	557
Chemicals	535	559	634	586
Insurance	1,240	395	1,460	790
Trustee Fees	-	62	14	-
Intercompany Payments	51,393	54,696	58,792	30,485
Other	1,423	1,565	1,512	1,359
Total Operating Disbursements	96,717	100,775	110,213	77,481

Net Cash Flows from Operations	(6,766)	(11,763)	(3,125)	3,308

Negative Cash Balance Reclassified to Payables	34	848	(303)	250

Net DIP Advances (Payments)	-	-	-	-

Ending Cash Balances	$ 22,404	$ 11,489	$ 8,061	$ 11,619

Loan Balances
DIP Balance, Beginning	$ 100,055	$ 100,723	$ 160,709	$ 161,399
Net DIP Advances (Payments)	-	59,277	-	-
DIP Balance, Ending	100,055	160,000	160,709	161,399
Accrued Interest	667	710	689	681
Total DIP Balances	$ 100,723	$ 160,709	$ 161,399	$ 162,080

Trustee Fees (Dollars):
Beginning Balance	$ 70,750	$ 74,750	$ 61,500	$ 61,750
Estimated	4,000	48,750	14,000	3,250
Payment	-	(62,000)	(13,750)	-
Ending Balance	$ 74,750	$ 61,500	$ 61,750	$ 65,000

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: September 1, 2004 to September 30, 2004

	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 8,061	$ 8,044	$ (0)	$ 5	$ 0	$ (0)	$ 6	$ 1	$ (0)	$ 5	$ (0)

Operating Receipts
Deposits	50,304	-	-	11,400	413	-	16,615	-	-	21,832	44
Intercompany Deposits	30,485	16,942	4,274	9,239	26	4	-	-	-	-	-
Total Cash Receipts	80,789	16,942	4,274	20,639	439	4	16,615	-	-	21,832	44

Operating Disbursements:
Raw Material Purchases	13,101	297	4,243	-	-	-	8,561	-	-	-	-
Natural Gas	20,040	3,465	-	9,284	-	-	182	-	-	7,109	-
Payroll & Benefits	2,487	2,436	-	9	-	-	42	-	-	-	-
Utilities	855	49	-	144	-	0	359	-	-	302	-
Interest	1,123	1,123	-	-	-	-	-	-	-	-	-
Delivery & Storage	2,838	2	-	1,286	9	4	94	-	-	1,443	-
Operating & Maintenance Materials	683	54	-	279	-	-	272	-	-	79	-
Taxes, Licenses, Duties, etc.	1,339	1,178	11	96	4	0	38	-	-	12	-
Reorganization	1,236	1,236	-	-	-	-	-	-	-	-	-
Capital Expenditures	557	2	-	100	-	-	359	-	-	97	-
Chemicals	586	-	-	186	-	-	347	-	-	53	-
Insurance	790	790	-	-	-	-	-	-	-	-	-
Trustee Fees	-	-	-	-	-	-	-	-	-	-	-
Intercompany Payments	30,485	2,402	-	9,223	413	-	5,956	-	-	12,447	44
Other	1,359	345	21	293	1	-	356	-	-	344	-
Total Operating Disbursements	77,481	13,380	4,274	20,899	427	4	16,565	-	-	21,887	44

Net Cash Flows from Operations	3,308	3,562	(0)	(261)	12	-	50	-	-	(55)	-

Negative Cash Balance Reclassified to Payables	250	-	1	257	(13)	-	(50)	(1)	-	56	-

Net DIP Advances (Payments)	-	-

Ending Cash Balances	$ 11,619	$ 11,606	$ 0	$ 1	$ (0)	$ (0)	$ 6	$ (0)	$ (0)	$ 5	$ (0)

Loan Balances
DIP Balance, Beginning	$ 161,399	$ 161,399	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	-	-	-		-	-	-		-	-	-
DIP Balance, Ending	161,399	161,399	-	-	-	-	-	-	-	-	-
Accrued Interest	681	681	-	-	-	-	-	-	-	-	-
Total DIP Balances	$ 162,080	$ 162,080	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 3, 2004	$ 288,470	$ 80,845	$ 12,060	$ 64,754	$ 30,051	$ 32	$ 45,820	$ -	$ 0	$ 54,601	$ 305

Trustee Fees (Dollars):
Beginning Balance	$ 61,750	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 250	$ 250	$ 10,000	$ 750
Estimated	3,250	-	-	-	-	-	-	-	-	-	3,250
Payment	-	-	-	-	-	-	-	-	-	-	-
Ending Balance	$ 65,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 250	$ 250	$ 10,000	$ 4,000

FORM 2-E.1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: September 1, 2004 to September 30, 2004
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (8)	$ (8)
FICA	(12)	(12)
FUTA	0	0
SIT	58	58
SUTA	(12)	(12)
Other	2,182	2,182
A/P Trade	6,701	6,701
A/P Received not paid	3,737	3,737
A/P Consignment parts	(0)	(0)
A/P Freight	1,128	1,128
A/P Contract retention	419	419
A/P Competitive discounts	(299)	(299)
A/P Medical claims - IBNR	292	292
A/P Other	3,230	3,230
Employee benefits & withholdings	3,007	3,007
Accrued taxes - Federal & State	-	0
Accrued interest	517	517
Closure cost - Current	-	0
	$ 20,939	$ 20,939	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 29,742	24,038	5,373	67	263
A/R Miscellaneous Billings	723	607	53	40	23
A/R Other	2,566	2,566
A/R Affiliates	0	0
Notes Receivable-Employees	0	0
	$ 33,031	$ 27,211	$ 5,426	$ 107	$ 286

FORM 2-E.2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: September 1, 2004 to September 30, 2004
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/05	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/05	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/05	Yes
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/05	Yes
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/05	Yes
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/05	Yes
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/05	Yes
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/05	Yes
Marsh, Chicago

Excess Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/05	Yes
Marsh, Chicago

Fiduciary Liability	Federal Insurance Company	$ 5,000,000	07/15/05	Yes
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/05	Yes
Arthur J. Gallagher & Co.

Excess Liability (2nd Layer)	ACE	$ 25,000,000	07/01/05	Yes
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/05	Yes
Arthur J. Gallagher & Co. and R.K. Harrison (Bermuda)

Property/Time Element Insurance	Lloyd's of London and others	$250,000,000	07/01/05	Yes
Arthur J. Gallagher & Co., R. K. Harrison (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	07/01/05	Yes
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/05	Yes
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/05	Yes
Marsh, Chicago

Political Risk	Lloyd's of London and others	$177,778,190	07/01/05	Yes
Arthur J. Gallagher & Co.

FORM 2-E.3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: September 1, 2004 to September 30, 2004
Case Number: 03-2984WEE

DISCUSSION

               In September 2004, our board of directors authorized management to actively market for sale our 175,000 short tons per year ammonia plant in Yazoo City, Mississippi (the "No. 4 Plant"), which has been idle since January 2003.  Accordingly, as required by SFAS No. 144, we tested the asset for impairment at September 30, 2004.  As a basis for the impairment test, we used the anticipated net proceeds that would be realized based on current negotiations to sell the No. 4 Plant to a purchaser that intends to dismantle and relocate the No. 4 Plant.  This test resulted in a pre-tax impairment charge of approximately $55.1 million, which is reflected as a component of reorganization expense in the 2004 consolidated statement of operations.  We have agreed to provide exclusivity to a potential acquirer of the plant until December 31, 2004, to negotiate a binding purchase agreement.  During this exclusivity period, we may not solicit purchasers for the No. 4 Plant.

FORM 2-E.4